CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.11

MASTER PURCHASING AGREEMENT

This Master Purchasing Agreement (“Agreement”) is made effective as of ____04/08______, 2026 (“Effective Date”), by and between AMAERO ADVANCED MATERIALS & MANUFACTURING, INC., a Delaware corporation (“Seller”) and CONTINUUM POWDERS CORPORATION, a Delaware corporation (“Customer”). In consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1.
Orders for Products
1.1
Products. Subject to the terms and conditions of this Agreement, Seller will sell to Customer, and Customer will purchase from Seller, the products listed in Exhibit A (“Products”). A revision will apply to all orders accepted after the effective date of the revision. Seller understands that Customer may resell certain Products to end customers (“End Customers”). Customer will be responsible for the marketing and sale of re-sold Products to End Customers; Seller will be responsible for shipping and delivery to Customer in accordance with this Agreement.
1.2
Powder Specifications. Seller and Customer have mutually agreed upon and accepted specifications for the Products (“Powder Specifications”) that are attached in Addendum C. Customer may propose modifications to the Powder Specifications upon written notice to Seller. Seller shall have five (5) business days from receipt of such notice to review the proposed modifications and notify Customer in writing of its acceptance or rejection. If Seller accepts the proposed modifications (or fails to respond within such five (5) day period), such modifications shall become effective: (a) the latter date of forty-five (45) days after Seller’s receipt of Grade 5 bar feedstock or forty-five (45) days after Seller’s acceptance (or the expiration of the review period) for any changes affecting Grade 5 titanium specifications; and (b) thirty (30) days after Seller’s acceptance (or the expiration of the review period) for all other specification changes. If Seller rejects the proposed modifications, the parties shall negotiate in good faith to reach a mutually acceptable resolution.
1.3
Term and Conditions of Sale. The terms and conditions of this Agreement will control all sales of Products by Seller to Customer, and any conflicting or additional terms contained in any Customer purchase orders or other documents are hereby specifically objected to and will be of no effect.
1.4
Order Submission by Customer
(a)
Purchase Orders. Customer will order Products by submitting written purchase orders that set forth the details for the ordered Products (i.e., type and quantity ordered, delivery destination, requested shipment date). This Agreement will serve as a Purchase Order for the Minimum Commitment of Products as described in Exhibit A and Customer may order additional Products by submitting additional Purchase Orders to Seller (“Additional Purchase Orders”). Additional Purchase Orders must be placed in accordance with the lead-time restrictions in Section 1.4(b). Any terms of a Purchase Order that conflict with, or in any way purport to amend, any of the terms of this Agreement are hereby specifically objected to and will be of no effect.

(b)
Minimum Order Lead-time. Customer will provide Seller with a minimum order lead-time (i.e., the time between receipt of an Additional Purchase Order by Seller and the requested Product shipment date) for the shipment of Products of no less than four weeks. For those Additional Purchase Orders for which Customer fails to provide the minimum order lead-time, Seller will not be obligated to accept the Additional Purchase Order, but if Seller does accept the Additional Purchase Order, Seller will use reasonable efforts to fill the Additional Purchase Order by the shipment date requested by Customer.
1.5
Review of Additional Purchase Orders by Seller. No later than three business days after receipt of an Additional Purchase Order, Seller will advise Customer in a written or electronic notice whether it has accepted the Additional Purchase Order (“Order Acknowledgement”). If Seller fails to deliver an Order Acknowledgement within the three business day period, the Additional Purchase Order will be deemed rejected. Seller reserves the right to accept Additional Purchase Orders in its reasonable discretion, provided that Seller will use commercially reasonable efforts to accept any such Additional Purchase Orders and deliver the applicable Products within 4 weeks of the date of the Accepted Purchase Order. Seller may not cancel any previously accepted Additional Purchase Order except for Customer’s material breach of this Agreement that remains uncured following 30 days’ written notice.
1.6
Accepted Orders. For the purposes of this Agreement, an “Accepted Order” is an order described in (a) this Agreement (when relating to Purchase Orders for Minimum Commitments); or (b) an Order Acknowledgement delivered by Seller in accordance with Section 1.5.
1.7
Minimum Commitment and Purchasing Amounts. Customer agrees to purchase Products in at least the quantities specified as the Minimum Commitments in Exhibit A. The shipping, delivery, and purchasing terms for the Minimum Commitments will be as described in Exhibit A. Seller agrees to prioritize production for additional Customer orders of Products up to a 100% increase from the applicable Minimum Commitment. Any Additional Purchase Orders for quantities above this amount may be accepted or rejected in Seller’s sole discretion. Notwithstanding the foregoing, if Seller delivers Nonconforming Products, Customer provides notice to Seller in accordance with Section 2.5 of this Agreement, Seller fails to replace such Nonconforming Products within the time periods set forth therein, and as a direct and substantiated result thereof an End Customer cancels a contract with Customer, Customer may reduce the applicable Minimum Commitment by the quantity of Products attributable to such canceled contract without any corresponding adjustment to the per-unit pricing set forth in Exhibit A.
2.
Accepted Orders for Products
2.1
Delivery. The Products will be delivered as specified in the Accepted Purchase Order, subject to availability of finished Products. Seller shall not be liable for any delays, loss, or damage in transit. Unless otherwise agreed in writing by the parties, Seller shall deliver the Products to Customer’s loading dock (the “Delivery Point”) using Seller’s standard methods for packaging and shipping such Products. Customer shall take delivery of the Products immediately upon delivery to the Delivery Point. Customer shall be responsible for all loading costs and provide equipment and labor reasonably suited for receipt of the Products at Customer’s receiving location. Seller may, with Customer’s consent, make partial shipments of Products to Customer.

Each shipment will constitute a separate sale, and Customer shall pay for the units shipped whether such shipment is in whole or partial (if Customer consented) fulfillment of the Accepted Purchase Order. If for any reason Customer fails to accept delivery of any of the Products that have been delivered Customer’s receiving location, or if Seller is unable to deliver the Products at the Delivery Point on such date because Customer has not provided appropriate instructions, documents, licenses or authorizations: (i) risk of loss to the Products shall pass to Customer; (ii) the Products shall be deemed to have been delivered; and (iii) Seller, at its option, may store the Products until Customer picks them up, whereupon Customer shall be liable for all related costs and expenses (including, without limitation, storage and insurance costs).
2.2
Non-Delivery. The quantity of any installment of Products as recorded by Seller on dispatch from Seller’s place of business is evidence of the quantity received by Customer on delivery unless Customer can provide conclusive evidence proving the contrary. The Seller shall not be liable for any non-delivery of Products (even if caused by Seller’s negligence) unless Customer gives written notice to Seller of the non-delivery within five (5) business days of the date when the Products would in the ordinary course of events have been received. Any liability of Seller for non-delivery of the Products shall be limited to replacing the Products within a reasonable time or adjusting the invoice respecting such Products to reflect the actual quantity delivered.
2.3
Shipping and Packaging Terms. Seller shall make delivery in accordance with the terms on the face of the Accepted Purchase Order. Customer will supply, at Customer’s sole expense, packaging materials for the Products in the form of 6 Liter CurTec containers, liner bags and other packaging materials. Customer will maintain a minimum of 30 days supplies of such packaging materials to be stored on premise at Seller at all times during the term of this Agreement.
2.4
Title and Risk of Loss. Title and risk of loss pass to Customer upon delivery of the Products at the Delivery Point. As collateral security for the payment of the purchase price of the Products, Customer hereby grants to Seller a lien on and security interest in and to all of the right, title, and interest of Customer in, to, and under the Products, wherever located, and whether now existing or hereafter arising or acquired from time to time, and in all accessions thereto and replacements or modifications thereof, as well as all proceeds (including insurance proceeds) of the foregoing. The security interest granted under this provision constitutes a purchase money security interest under the Tennessee Uniform Commercial Code.
2.5
Inspection and Rejection of Nonconforming Products. Customer shall inspect the Products within five (5) days of receipt (“Inspection Period”). Customer will be deemed to have accepted the Products unless it notifies Seller in writing of any Nonconforming Products during the Inspection Period and furnishes such written evidence or other documentation as reasonably required by Seller; provided, however, that with respect to Nonconforming Products that are not reasonably discoverable by Customer during the Inspection Period but are subsequently identified through inspection or testing by an End Customer, Customer shall notify Seller in writing within five (5) business days of receiving written notice from such End Customer, together with such supporting documentation as may be reasonably available. “Nonconforming Products” means only the following: (i) product shipped is different than identified in the Accepted Purchase Order; (ii) product’s label or packaging incorrectly identifies its contents; or (iii) product does not conform to the Powder Specifications. If Customer timely notifies Seller of any Nonconforming

Products, Seller shall, in its sole discretion, (i) replace such Nonconforming Products with conforming Products, or (ii) credit or refund the Price for such Nonconforming Products. Seller shall be responsible for all shipping and handling expenses incurred by Customer in connection with returning Nonconforming Products and receiving replacement Products. If Seller exercises its option to replace Nonconforming Products, Seller shall, after receiving Customer’s shipment of Nonconforming Products, ship to Customer, at Customer’s expense and risk of loss, the replaced Products to the Delivery Point. Customer acknowledges and agrees that the remedies set forth herein are Customer’s exclusive remedies for the delivery of Nonconforming Products. Except as provided herein, all sales of Products to Customer are made on a one-way basis and Customer has no right to return Products purchased under this Agreement to Seller; provided, further, that this limitation shall not apply to Nonconforming Products identified by End Customers pursuant to this Section, for which Customer shall retain the right to return such Products to Seller in accordance with the procedures set forth above.
3.
Protected Customers.
3.1
Identification. Customer will identify all End Customers who are purchasing an amount of Product specified as the Protected Customer Threshold in Exhibit A (each such End Customer, a “Protected Customer”). The initial list of Protected Customers shall be attached as Addendum A to this Agreement. By the 15th of the 1st month of each quarter during the term of this Agreement, Customer will provide an executed Affirmative Statement (draft of Affirmative Statement to be attached to this Agreement as Addendum B) that each Protected Customer purchased an amount of Product exceeding the Protected Customer Threshold in the previous quarter. If a Protected Customer does not meet the Protected Customer Threshold in any quarter, such End Customer are removed from Protected Customer list in Addendum A and such End Customer is no longer subject to Non-Solicit as of last day of quarter that they failed to satisfy Protected Customer Threshold. Also by the 15th of the 1st month of each quarter, Customer may identify End Customers who have met the Protected Customer Threshold in the prior quarter and such End Customers will be added to the Protected Customer list.
3.2
Non-Solicit. Seller agrees not to solicit nor to market the Products to Protected Customers while they retain Protected Customer status during the term of this Agreement. If an End Customer is removed from the Protected Customer list at any time, this restriction will no longer apply to such End Customer.
3.3
Injunctive Relief. In the event Seller breaches its obligations under this Section 3, Customer shall be entitled to seek injunctive relief.

4.
Price and Payment
4.1
Price. The purchase price for Products (“Purchase Price”) will be as set forth in a written price quotation signed by an authorized Seller sales executive (“Price Quotation”). Accepted Orders are subject to any additional restrictions that may be set forth in the applicable Price Quotation.
4.2
Payment
(a)
Invoices. Seller will submit an invoice to Customer no sooner than the Product shipment date specified in an Accepted Order. The invoice will state the Purchase Price for all Products plus any freight, taxes, or other applicable costs paid by Seller to be reimbursed by Customer.
(b)
Payment Date. Customer will pay all invoices no later than 30 days after the date of the invoice. When Products will be exported outside of the United States, payment must be made through a letter of credit, payable 30 days after presentation of proper documentation, issued by a commercial bank acceptable to Seller and delivered to Seller no later than five days after issuance of the first Purchase Order under this Agreement. If payables are 61 days or greater past due, Seller may at its sole discretion Terminate for Cause.
4.3
Revenue Share. For re-sales of Products to End Customers, Customer will pay Seller a revenue share payment (“Revenue Share Payment”) as described in Exhibit A.
4.4
Currency and Late Payment. Unless otherwise stated in the applicable Price Quotation, all Purchases Prices and Revenue Share Payments are set forth in, and payments must be made in, U.S. dollars. [***].
4.5
Taxes
(a)
General. Unless otherwise stated in the applicable Price Quotation, Purchase Prices and Revenue Share Payments do not include, and are net of, any foreign or domestic governmental taxes or charges of any kind that may be applicable to the sale, licensing, or distribution of the Products, including without limitation excise, sales, use, or value-added taxes; customs or other import duties; or other taxes, tariffs or duties. Customer will be responsible for, and will pay in a timely manner, all such taxes and charges levied against Seller, excluding taxes on the income of Seller. When Seller has the legal obligation to pay or collect such taxes, the appropriate amount will be invoiced to Customer, excluding taxes on the income of Seller, and paid by Customer within 30 days of the date of invoice unless Customer provides Seller with a valid tax exemption certificate authorized by the appropriate taxing authority.
(b)
Withholding Taxes. All payments by Customer will be made free and clear of, and without reduction for, any withholding taxes. Any such taxes that are otherwise imposed on payments to Seller will be the sole responsibility of Customer. Customer will provide Seller with official receipts issued by the appropriate taxing authority or such other evidence as is reasonably requested by Seller to establish that such taxes have been paid.

5.
Term and Termination
5.1
Term. This Agreement will be in effect for an initial one-year term commencing on the Effective Date (“Initial Term”), unless the parties otherwise mutually agree in writing. Renewal of this Agreement is subject to the revision of Purchase Prices stated in Exhibit A to reflect mutually agreed upon prices for the Products.
5.2
Termination for Cause. If either party fails to perform any of its material obligations under this Agreement, the other party may terminate this Agreement by giving 30 days prior written notice, provided that the matters set forth in such notice are not cured to the other party’s reasonable satisfaction within the 30-day period.
5.3
Effect of Termination or Expiration. In case of a termination or expiration of this Agreement, the provisions of this Agreement will continue to apply to all Accepted Orders that accepted before the effective date of such termination or expiration. Termination or expiration of this Agreement will not release either party from making payments due to the other party under the terms of this Agreement.
6.
Limited Warranty and Disclaimer
6.1
Limited Warranty. Seller warrants to Customer that from the date of shipment of the Products (“Warranty Period”), that such Products will materially conform to Powder Specifications. in effect as of the date of manufacture and will be free from material defects in material and workmanship.
6.2
WARRANTY DISCLAIMER. EXCEPT FOR THE WARRANTY SET FORTH HEREIN, SELLER MAKES NO WARRANTY WHATSOEVER WITH RESPECT TO THE PRODUCTS, INCLUDING ANY (A) WARRANTY OF MERCHANTABILITY; (B) WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; OR (C) WARRANTY AGAINST INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY; WHETHER EXPRESS OR IMPLIED BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE. THE SELLER SHALL NOT BE LIABLE FOR A BREACH OF THE WARRANTY SET FORTH HEREIN IF: (I) CUSTOMER MAKES ANY FURTHER USE OF SUCH PRODUCTS AFTER GIVING SUCH NOTICE; (II) THE DEFECT ARISES BECAUSE CUSTOMER FAILED TO FOLLOW SELLER’S WRITTEN INSTRUCTIONS AS TO THE STORAGE, INSTALLATION, COMMISSIONING, USE OR MAINTENANCE OF THE PRODUCTS; OR (III) CUSTOMER ALTERS OR REPAIRS SUCH PRODUCTS WITHOUT THE PRIOR WRITTEN CONSENT OF SELLER. THE LIMITED WARRANTY DOES NOT APPLY TO MATERIALS THAT ARE EXPRESSLY DESIGNATED IN WRITING BY SELLER AS SUPPLIED FOR TESTING AND/OR EVALUATION (“TESTING MATERIAL”). TESTING MATERIAL IS SUPPLIED “AS IS” WITHOUT WARRANTY OF ANY KIND. SELLER WILL HAVE NO LIABILITY FOR ANY CLAIMS RELATING TO TESTING MATERIAL. SUBJECT TO THE ABOVE, WITH RESPECT TO ANY SUCH PRODUCTS DURING THE WARRANTY PERIOD, SELLER SHALL, AT CUSTOMER’S ELECTION, EITHER: (X) REPAIR OR REPLACE SUCH PRODUCTS (OR THE DEFECTIVE PART) OR (Y) CREDIT OR REFUND THE PRICE OF SUCH PRODUCTS AT THE PRO RATA CONTRACT RATE PROVIDED THAT, IF SELLER SO REQUESTS,

CUSTOMER SHALL, AT SELLER’S EXPENSE, RETURN SUCH PRODUCTS TO SELLER, WHICH SHALL BE THE CUSTOMER’S SOLE AND EXCLUSIVE REMEDY AND SELLER’S ENTIRE LIABILITY FOR ANY BREACH OF THE LIMITED WARRANTY SET FORTH HEREIN.
7.
Limitations of Liability
7.1
Disclaimer of Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, NEITHER PARTY WILL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS OR LOSS OF BUSINESS, EVEN IF SUCH PARTY IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.
7.2
Cap on Liability. UNDER NO CIRCUMSTANCES WILL SELLER’S TOTAL LIABILITY OF ALL KINDS ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORUM AND REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON CONTRACT, TORT, OR OTHERWISE, EXCEED THE TOTAL AMOUNT PAID BY CUSTOMER TO SELLER UNDER THIS AGREEMENT (DETERMINED AS OF THE DATE OF ANY FINAL JUDGMENT IN AN ACTION).
7.3
Independent Allocations of Risk. EACH PROVISION OF THIS AGREEMENT THAT PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS TO ALLOCATE THE RISKS OF THIS AGREEMENT BETWEEN THE PARTIES. THIS ALLOCATION IS REFLECTED IN THE PRICING OFFERED BY SELLER TO CUSTOMER AND IS AN ESSENTIAL ELEMENT OF THE BASIS OF THE BARGAIN BETWEEN THE PARTIES. EACH OF THESE PROVISIONS IS SEVERABLE AND INDEPENDENT OF ALL OTHER PROVISIONS OF THIS AGREEMENT, AND EACH OF THESE PROVISIONS WILL APPLY EVEN IF THE WARRANTIES IN THIS AGREEMENT HAVE FAILED OF THEIR ESSENTIAL PURPOSE.
8.
General Provisions
8.1
Export Restrictions. Customer will not directly or indirectly import, export, or re-export the Products outside the United States without obtaining all permits and licenses as may be required by, and conforming with, all applicable laws and regulations of the governments of the United States and the foreign territory. Customer represents and warrants that Customer is not located in, under the control of, or a national or resident of any country on the United States Commerce Department’s Table of Denial Orders.
8.2
Assignment. Neither party may transfer or assign this Agreement, in whole or in part, without the written consent of the other party, which consent will not be unreasonably withheld, conditioned, or delayed. Any attempt to transfer or assign this Agreement without consent will be null and void. Notwithstanding the foregoing, either party may transfer or assign this Agreement upon notice, but without the other party’s consent, to an affiliate or a successor of all or substantially all of its business pertaining to this Agreement, whether by merger, consolidation, transfer or sale of all or substantially all of its business, assets, or equity.

8.3
Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the state of Delaware without regard or giving effect to its principles of conflicts of laws or to the United Nations Convention on Contracts for the International Sale of Goods. Seller and Customer submit to and hereby irrevocably waive any objection to the exclusive personal jurisdiction of, and that venue is proper in, any federal or state court in Delaware.
8.4
Notices. Any notice, request, demand, or other communication required or permitted in this Agreement will be in writing, will reference this Agreement, and will be effective: (a) when delivered personally; (b) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (c) four business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) two business days after deposit with an express courier, with written confirmation of receipt. All notices will be sent to the address set forth below or other address for a party as specified in writing by that party.
8.5
Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of this Agreement will remain in full force and effect.
8.6
Waiver. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of these rights.
8.7
Relationship between the Parties. Seller is an independent contractor under this Agreement. Nothing in this Agreement creates a partnership, joint, venture, or agency relationship between the parties.
8.8
Contractual Statute of Limitations. No claim, demand, or cause of action that arose out of an event or events that occurred more than one year before filing of the claim, demands or cause of action with a court of competent jurisdiction may be asserted by either party against the other.
8.9
Force Majeure. Neither party is responsible for delays or failures to perform its responsibilities under this Agreement due to causes beyond its reasonable control, including but not limited to acts of God, natural disasters, war, terrorism, riots, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation, facilities, fuel, energy, labor, or materials. If the performance of either party is interfered with for reasons beyond its reasonable control, such party, upon prompt written notice to the other party, will be excused from performance to the extent of the interference. If a force majeure event continues for more than sixty (60) days, either party may terminate this Agreement upon written notice to the other party without liability.
8.10
Entire Agreement. This Agreement and Exhibit A is the complete and exclusive agreement between the parties with respect to the subject matter of this Agreement, superseding and replacing any and all prior or contemporaneous agreements, communications, and understandings (both written and oral) regarding this subject matter. This Agreement will also supersede the conflicting terms of any purchase order or any other Customer document. Seller hereby expressly rejects terms and conditions preprinted on any Customer document. Any terms in any other order, release, contract, or other communication that are additional to, different from, or inconsistent with the provisions of this Agreement will be deemed to be void and of no effect. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.
8.11
No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer, nor will anything contained in this Agreement confer on, any person other than the parties and the respective successors or permitted assigns of the parties, any rights, remedies, obligations or liabilities.

AMAERO ADVANCED MATERIALS & MANUFACTURING, INC.		CONTINUUM POWDERS CORPORATION
Name:	Hank Holland	Name:	Jonathan Cozens

Title:	Chairman and CEO	Title:	CEO

Signature:	/s/ Hank Holland	Signature:	/s/ Jonathan Cozens

Date:	04/08/2026	Date:	04/08/2026

EXHIBIT A

Products and Pricing

1.
Products, Minimum Commitments, and Pricing.
a.
Product: Class I Ti-6Al-4V Grade 23 powder per Continuum spec CPC-Ti64-001 V3.
b.
Minimum Commitment: [***] kg/month (in two equal installments of [***] kg, shipped on or before the 15th and on or before last day of each calendar month).

Quantity purchased in a calendar month	Price
First [***] kg	$[***]/kg
After [***] kg	$[***]/kg
c.
Substitution to 0-53: With written notice of no less than 30 days from recurring 15th of month and last day of month shipping deadlines, -45/+15 PSD, -63/+20 and/or -63+0 PSD Grade 23 orders may be substituted. Grade 5 orders may be substituted subject to notice period referenced in Section 1.2. Total substituted orders may not exceed [***] kg / month to satisfy the [***] kg / month minimum commitment. The price for substitution orders will be same as stated in table above.
2.
Revenue Share. Customer will pay a revenue share to Seller on sales of Products to End Customers as follows:
a.
For Customer’s sales of Products to End Customers priced above $[***]/kg, Customer will pay a Revenue Share Payment equal to [***]% of the excess price / kg above $[***]. For example, if an End Customer’s price equals $[***] / kg, Seller would receive a revenue share equal to $[***] / kg. Notwithstanding the foregoing, this Revenue Share Payment shall not apply to sales to End Customers who were deemed Protected Customer as of Effective Date to the extent that the Revenue Share Payment would result in a reduction of Customer’s margin on sales of Products to such End Customer as of the Effective Date (defined as sales price to Customer as of the Effective Date less $[***] / kg).
b.
All Revenue Share Payments will be calculated based on shipments of Products to End Customers. Customer will provide a summary of all such shipments in a quarter to Seller by 30th day of the 1st month of the next quarter. Customer will pay all Revenue Share Payments for an applicable quarter by the 15th day of the 2nd month of the next quarter.
3.
Protected Customer Threshold. [***] kg/quarter

2

ADDENDUM A

Protected Customer List

3

ADDENDUM B

Affirmative Statement

4

ADDENDUM C

Powder Specifications

5

AMENDMENT NO. 1 TO MASTER PURCHASING AGREEMENT
EXHIBIT A — PRODUCTS AND PRICING (AMENDED AND RESTATED)

This Amendment No. 1 (“Amendment”) is entered into as of May 8, 2026, by and between AMAERO ADVANCED MATERIALS & MANUFACTURING, INC. (“Seller”) and CONTINUUM POWDERS CORPORATION (“Customer”), and amends Exhibit A of that certain Master Purchasing Agreement dated April 8, 2026 (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Except as set forth herein, all other terms of the Agreement remain unchanged. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

Exhibit A to the Agreement is hereby amended and restated as follows:

EXHIBIT A

Products and Pricing

9.
Products, Minimum Commitments, and Pricing.
9.1
Product: Ti-6AI-4V Grade 23 powder, as amended, in two (2) classifications:
(a)
Class 1 Powder: PSDs including -45/+15, -53/+15, and -53.
(b)
Class 2 Powder: PSDs including -63, -63/+20, and -75/+20, and any other PSDs mutually agreed upon in writing by the parties.

Material specifications have been mutually agreed upon and are set forth in Addendum C.

9.2
Minimum Commitment: [***] kg/month, comprised of: (i) [***] kg of Class 1 Powder (-45/+15 PSD unless otherwise substituted pursuant to Section 1 .c below); and (ii) [***] kg of Class 2 Powder (-63/+20 PSD unless otherwise substituted pursuant to Section 1.c below). The Minimum Commitment shall be delivered in two equal installments of [***] kg each — the first shipment on or before the 15th of each calendar month, and the second shipment on or before the last day of each calendar month.

Pricing (per calendar month):

Quantity purchased in a calendar month	Price
First [***] kg per calendar month	$[***]/kg
Monthly shipments in excess of [***] kg	$[***]/kg

6

9.3
Substitution: With written notice of no less than thirty (30) days from the applicable recurring 15th-of-month or end-of- month shipment date, Customer may substitute different PSDs within or across Classes, subject to the following conditions:
(a)
Class 2 Minimum: Class 2 Powder must equal a minimum of fifty percent (50%) of total monthly shipments. Any substitution that would cause Class 2 Powder to fall below 50% of total monthly shipments requires Seller’s prior written consent, which may be granted or withheld in Seller’s sole discretion.
(b)
Class 1 Surcharge: If Seller, in its sole discretion, accepts a substitution resulting in Class 1 Powder exceeding fifty percent (50%) of total monthly shipments, a surcharge of $[***]/kg shall apply to all Class 1 Powder in excess of 50% of total monthly shipments for that month.
(c)
Illustrative Example: If Customer requests [***] kg of -45/+15 (Class 1) and [***] kg of -63/+20 (Class 2), Class 1 Powder would represent [***]% of total shipments. The [***] kg of Class 1 Powder above the 50% threshold would result in a surcharge of $[***] ([***] kg x $[***]/kg).
(d)
Agreed PSDs Only: Substitution is only available for PSDs for which material specifications have been mutually agreed upon.
(e)
Grade 5 Orders: Grade 5 orders may be substituted subject to the notice period referenced in Section 1.2 of the Agreement.
10.
Revenue Share. Unchanged from the Agreement.
11.
Protected Customer Threshold. [***] kg/quarter. Unchanged from the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AMAERO ADVANCED MATERIALS & MANUFACTURING, INC.		CONTINUUM POWDERS CORPORATION
By:	/s/ Hank J. Holland	By:	/s/ Jonathan Cozens

Name:	Hank J. Holand	Name:	Jonathan Cozens

Title:	Chairman and CEO	Title:	CEO

Date:	05/08/2026	Date:	05/11/2026

7

ADDENDUM C

Powder Specifications

[***]

8